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                                                           PROSPECTUS SUPPLEMENT

                                                           December 7, 2005

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Supplement dated
December 7, 2005 to
the Prospectus dated
April 29, 2005 of:

GLOBAL VALUE EQUITY PORTFOLIO
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Morgan Stanley Institutional Fund, Inc.

The first and second paragraphs of the section of the Prospectus titled "Global Value Equity Portfolio - Fund Management - Portfolio Management" are hereby replaced by the following:

          GLOBAL VALUE EQUITY PORTFOLIO
          The Portfolio is managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Frances Campion, a Managing Director of the Sub-Adviser, Colin McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman and Noreen Griffin, each a Vice President of the Sub-Adviser.

          Ms. Campion has been affiliated with the Sub-Adviser in an investment management capacity since January 1990 and joined the team managing the Portfolio in July 1992. Mr. McQueen has been affiliated with the Sub-Adviser in an investment management capacity since December 2005, and joined the team managing the Portfolio in December 2005. Prior to that, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been affiliated with the Sub-Adviser and its investment management affiliates in research capacity since June 2001 and joined the team managing the Portfolio in April 2004. Prior to June 2001, Mr. McGraw was completing his graduate schooling. Mr. Moorman has been affiliated with the Sub-Adviser in an investment management capacity since September 2003 and joined the team managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been affiliated with the Sub-Adviser in an investment management capacity since October 2005 and joined the team managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.